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                                                                    EXHIBIT 10-B
                       FOURTH AMENDMENT TO LOAN AGREEMENT

         This FOURTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of December 19, 1994, by and among FOXMEYER HEALTH CORPORATION (f/k/a National Intergroup, Inc.) ("Borrower"), a Delaware corporation, the Banks identified on the signature pages hereof ("Banks") and BANQUE PARIBAS, a bank organized under the laws of the Republic of France, as Agent for Banks ("Agent").

         A. Pursuant to that certain Loan Agreement dated as of January 13, 1994, by and among Borrower, Banks and Agent, as amended by that certain
(i) First Amendment to Loan Agreement dated as of January 13, 1994, (ii) Second Amendment to Loan Agreement dated as of September 6, 1994 and (iii) Third Amendment Agreement dated as of October 12, 1994 (as the same may be amended, renewed, extended, restated or otherwise modified from time to time, the "Agreement"), Banks agreed to provide to Borrower a revolving credit and letter of credit facility in the maximum aggregate principal amount of $15,000,000.

         B. The indebtedness of Borrower to the Banks pursuant to the Agreement is evidenced by (i) a Promissory Note dated February 22, 1994, in the maximum original principal amount of $10,000,000 made by Borrower and payable to the order of Banque Paribas, and (ii) a Promissory Note dated February 22, 1994, in the maximum original principal amount of $5,000,000 made by Borrower and payable to the order of Credit Lyonnais New York Branch (as amended, renewed, extended, restated, replaced or supplemented from time to time, whether by one or more other promissory notes or otherwise and whether payable to the Banks identified above or their successors or assigns, the "Notes").

         C. The Obligations (as such term is defined in the Agreement) are secured by security interests evidenced and created by that certain Amended and Restated Pledge and Security Agreement dated as of October 12, 1994, by and between Borrower and Agent (as the same may be amended, renewed, extended, restated or otherwise modified from time to time, the "Security Agreement") presently covering, in part, 4,000,000 shares of common stock of FoxMeyer Corporation owned by Borrower.

         D. Borrower has, effective as of October 12, 1994, changed its name from "National Intergroup, Inc." to "FoxMeyer Health Corporation."

         E. Borrower, Agent and Banks desire to amend the Agreement in certain respects.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Terms Defined. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Agreement (as amended by this Amendment).
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         2.      Amendment to the Agreement.  Effective as of the date hereof, subclause (B) of clause (iii) of Section 6.2(c) of the Agreement is amended and restated to read in its entirety as follows:

         "(B)    the aggregate amount of such purchases during the term of this
         Agreement does not exceed $35,000,000".

         3. Effect of this Amendment. The Loan Documents (including, without limitation, the Agreement as amended by this Amendment) shall remain in full force and effect except that any reference in any Loan Documents to the Agreement shall be deemed to refer the Agreement as amended by this Amendment.

         4. Conditions Precedent. The effectiveness of this Amendment is subject to Agent's receipt of a certified copy of the resolutions of the Board of Directors of Borrower authorizing this Amendment.

         5. Representations and Warranties. Borrower hereby represents and warrants to Agent and Banks that, as of the date of and after giving effect to this Amendment, (a) all representations and warranties set forth in Article V of the Agreement and in Article III of the Security Agreement are true and correct as if made again on and as of such date (except to the extent that such representations and warranties were expressly, in the Agreement, made only in reference to a specific date), (b) no Default or Event of Default has occurred and is continuing, and (c) the Agreement, the Notes, the Security Agreement and the other Loan Documents (as amended by this Amendment) are and remain legal, valid, binding and enforceable obligations of Borrower.

         6. GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE U.S. FEDERAL LAWS.

         7. Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         8. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE AGREEMENT AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) BORROWER AND (B) AGENT OR ANY BANK.





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         9.      Agreement Remains in Effect; No Waiver.  Except as expressly provided herein, all terms and provisions of the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by Agent or any Bank of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No delay or omission by Agent or any Bank in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Agreement, the Loan Documents or otherwise.

         10. Payment of Costs, Fees and Expenses. Borrower shall promptly pay any and all costs, fees and expenses paid or incurred by Agent incident to this Amendment (including, without limitation, the fees and expenses of counsel to Agent).

         IN WITNESS WHEREOF, Borrower, Agent and Banks have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the date first above written.

                                        BORROWER:

                                        FOXMEYER HEALTH CORPORATION,
                                        (f/k/a National Intergroup, Inc.)


                                        By:    ______________________________
                                        Name:  ______________________________
                                        Title: ______________________________


                                        AGENT:

                                        BANQUE PARIBAS, as Agent for Banks


                                        By:
                                               ______________________________
                                        Name:  ______________________________
                                        Title: ______________________________


                                        By:    ______________________________
                                        Name:  ______________________________
                                        Title: ______________________________





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                                        BANKS:

                                        BANQUE PARIBAS


                                        By:    ______________________________
                                        Name:  ______________________________
                                        Title: ______________________________


                                        By:    ______________________________
                                        Name:  ______________________________
                                        Title: ______________________________


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:    ______________________________
                                        Name:  ______________________________
                                        Title: ______________________________





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